SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): August 4, 2009

                           HOLLOMAN ENERGY CORPORATION
                           ---------------------------
                 (Name of Small Business Issuer in its charter)

        Nevada                      000-52419                  77-0643398
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(State of incorporation)      (Commission File No.)           (IRS Employer
                                                            Identification No.)

      333 North Sam Houston Parkway East, Suite 600, Houston, Texas, 77060
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          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (281) 260-0193

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          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02   Departure of Directors or Principal Officers, Election of Directors,
            Appointment of Principal Officers

     On August 4, 2009 Grant Petersen resigned as our Chief Financial Officer and Treasurer and Robert Wesolek was elected to those positions. On that same date, we appointed Keith Macdonald as a member of our Board of Directors.

     Keith Macdonald, CA (age 53) has been President of Bamako Investment Management Ltd., a private holding and financial consulting company since 1994. He currently is Chairman and director of Cirrus Energy Corporation, an internationally focused oil and gas company trading publicly in Canada on the TSXV exchange and Chairman and director of Drakkar Energy Ltd a private in situ oil sands company. In addition, he currently serves on the Board of Directors of Breaker Energy Ltd. (TSX), True Energy Trust (TSX), Rocky Mountain Dealerships Inc. (TSX), Cordy Oilfield Services Inc. (TSXV) and Stratabound Minerals Ltd.
(TSXV). He was a director of Profound Energy Inc. (TSX) which was sold in July 2009. Mr. Macdonald was founder, President and Director of New Cache Petroleums from 1987 until its amalgamation in 1994 and thereafter was its Chief Financial Officer and Director until its sale in 1999.

     Since 2006, Robert Wesolek, CPA (age 53) has acted as an outside consultant focused on providing financial, regulatory and transaction flow design services to emerging corporations. From March 2004 through December 2006, he was a director of House of Brussels Chocolates Inc. and from March 2004 through September 2005 was that company's Chief Financial Officer. From October 1998 to January 2004, Mr. Wesolek served as President and Chief Executive Officer of The Navigates Corporation, a privately held software developer. During the period from November 1998 to January 2001, he also served as Chief Financial Officer for Sharp Technology Inc., a publicly traded software redistributor. From 1996 to 1998, Wesolek was president of the Desktop Software Division of Citadel Security Software, Inc., a publicly traded security software vendor, and from 1988 to 1996, he served as Chief Operating Officer of Kent Marsh Ltd., Inc., a desktop software provider for the Windows and Macintosh platforms. During the period from 1980 to 1988, Mr. Wesolek was a Senior Practice Manager in the Audit Division of Arthur Andersen LLP.

     Since January 2008, Mr. Wesolek has provided contract financial services to us under the terms of a Job Arrangement Letter. That arrangement may be terminated at the option of either party.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   August 6, 2009                   HOLLOMAN ENERGY CORPORATION


                                     By:  /s/ Robert Wesolek
                                         -------------------------------------
                                         Robert Wesolek, Chief Financial Officer